    As filed with the Securities and Exchange Commission on April 30, 1998

                                        Securities Act Registration No. 33-42549
                                        Investment Company Act file No. 811-6402

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-1A
                       _________________________________

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-effective Amendment No. 7[X]

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 10 [X]
                       _________________________________

                         PAPP AMERICA-ABROAD FUND, INC.
                                  (Registrant)


                             4400 North 32nd Street
                                   Suite #280
                            Phoenix, Arizona  85018
                        Telephone number:  602/956-1115
                       _________________________________

     Robert L. Mueller                         Janet D. Olsen
     L. Roy Papp & Associates                  Bell, Boyd & Lloyd
     4400 North 32nd Street, #280              70 West Madison Street
     Phoenix, Arizona  85018                   Suite #3300
                                               Chicago, Illinois  60602

                              (Agents for service)

Amending the Prospectus, Statement of Additional Information and Part C, and filing exhibits.

It is proposed that this filing will become effective:
_____ immediately upon filing pursuant to rule 485(b)
  X   on April 30, 1998 pursuant to rule 485(b)
-----
_____ 60 days after filing pursuant to rule 485(a)(1)
_____ on _____________ pursuant to rule 485(a)(1)
_____ 75 days after filing pursuant to rule 485(a)(2)
_____ on _________ pursuant to rule 485(a)(2)

--------------------------------------------------------------------------------

                        Papp America-Abroad Fund, Inc.
         Cross-reference sheet pursuant to rule 495(a) of Regulation C
                              Part A (Prospectus)

Item                         Location or Caption*
----                         -------------------

1(a) & (b)                   Front Cover

2(a)                         Fund Expenses
 (b) - (c)                   Not Applicable

3(a)                         Financial Highlights
 (b)                         Not Applicable
 (c)                         Other Information
 (d)                         Financial Highlights

4(a)(i)                      Other Information
    (ii)                     Front Cover
                             Investment Objective
                             Investment Methods
 (b)                         Investment Restrictions
 (c)                         Risk Factors

5(a)                         Management of the Fund
 (b)                         Management of the Fund
                             Investment Advisory Agreement
 (c)                         Investment Advisory Agreement
 (d)                         Not Applicable
 (e)                         Final Page
 (f)                         Fund Expenses; Investment Advisory Agreement
 (g)                         Not Applicable
5A                           The information required is included in
                             registrant's most recent Annual Report to Shareholders

6(a)                         Other Information
 (b) - (d)                   Not Applicable
 (e)                         Other Information
 (f)                         Distributions
 (g)                         Federal Income Tax

7                            Purchasing Shares
 (a)                         Not Applicable
 (b)                         Determination of Net Asset Value
                             Purchasing Shares
 (c)                         Not Applicable
 (d)                         Front Cover
 (e) & (f)                   Not Applicable

8(a)                         Redeeming Shares
 (b)                         Purchasing Shares
 (c) & (d)                   Redeeming Shares

9                            Not Applicable

                   Part B (Additional Information Statement)


Item                         Location or Caption*
----                         -------------------

10(a) & (b)                  Front Cover

11                           Front Cover

12                           Not Applicable

13(a) - (c)                  Investment Policies and Restrictions
  (d)                        Investment Methods (in the prospectus)
                             Portfolio Transactions

14(a) & (b)                  Directors and Officers
                             Management of the Fund (in the prospectus)
  (c)                        Not Applicable

15(a)                        Not Applicable
  (b) & (c)                  Certain Shareholders

16(a) & (b)                  Investment Adviser
  (c) - (g)                  Not Applicable
  (h)                        Final page of prospectus
  (i)                        Transfer Agent

17(a)                        Portfolio Transactions
  (b)                        Not Applicable
  (c) & (d)                  Portfolio Transactions
                             Not Applicable

18(a) & (b)                  Not Applicable

19(a)                        Purchasing and Redeeming Shares
  (b)                        Purchasing and Redeeming Shares; Additional
                                   Information
  (c)                        Purchasing and Redeeming Shares

20                           Additional Tax Information

21                           Not Applicable

22(a)                        Not Applicable
  (b)(i)                     Performance Information
  (ii) & (iii)               Not Applicable
  (iv)                       Performance Information

23                           Additional Information

-------------
* References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

                                                                      Prospectus
                                                                  April 30, 1998


[GRAPHIC-L. ROY PAPP]

                        PAPP AMERICA-ABROAD FUND, INC.


                                   Telephone
                                 (602)956-1115
                                 (800)421-4004
                           Email: invest@roypapp.com
                                  ------------------
                       Internet: http://www.roypapp.com

                Investment Objective:  Long-Term Capital Growth


     The Fund invests with the objective of long-term capital growth resulting to a considerable extent from international activities of its portfolio companies. The Fund acquires common stocks of United States enterprises that have substantial international activities, and common stocks of foreign enterprises that are traded publicly in United States securities markets. Additional information appears under the captions "Investment Methods" and "Risk Factors".


                            - Minimum Investment -

             Initial Purchase                         $ 5,000
             Subsequent Purchases and
             Individual Retirement Accounts (IRAs)      1,000

                        No sales or redemption charges
                             (A pure no-load fund)


This prospectus sets forth concisely information a prospective investor should know before investing in Papp America-Abroad Fund, Inc. (the "Fund"). Please retain it for future reference. A Statement of Additional Information regarding the Fund dated the date of this prospectus has been filed with the Securities and Exchange Commission and (together with any supplement to it) is incorporated by reference. The Statement of Additional Information may be obtained at no charge by writing or telephoning the Fund at its address or telephone number shown above. The Statement of Additional Information and other information filed electronically may also be obtained from the Commission's web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Table of Contents


                                                        Page
                    Fund Expenses                        3

                    Financial Highlights                 4

                    Investment Objective                 5

                    Investment Methods                   5

                    Risk Factors                         6

                    Investment Restrictions              6

                    Purchasing Shares                    7

                    Redeeming Shares                     8

                    Determination of Net Asset Value     9

                    Management of the Fund               9

                    Investment Advisory Agreement       10

                    Distributions                       11

                    Federal Income Tax                  11

                    Other Information                   12


Fund Expenses
-------------

The following table illustrates all expenses and fees that a shareholder of the Fund will bear, directly or indirectly.


                        Shareholder Transaction Expenses

     Sales Load Imposed on Purchases............................ None
     Sales Load Imposed on Reinvested Dividends................. None
     Deferred Sales Load........................................ None
     Redemption Fees............................................ None
     Exchange Fees.............................................. None

                         Annual Fund Operating Expenses
                  (as percentages of average daily net assets)

     Management Fee............................................. 1.0%
     12b-1 Fees................................................. None
     Other Expenses............................................. 0.11%
     Total Fund Operating Expenses.............................. 1.11%


Example:

The investor would pay the following expenses on a $1,000 investment in the Fund assuming (1) a 5% annual rate of return, (2) continuance of the above operating expense percentage, (3) reinvestment of all distributions to shareholders, and
(4) redemption at the end of each period.

     One Year        Three Years        Five Years        Ten Years
     --------        -----------        ----------        ---------
       $12               $36               $63              $139

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS:
---------------------
Per share income and capital changes (for a share outstanding throughout each period).

The following information has been audited by Arthur Andersen LLP., independent auditors, for the years ended December 31, 1997, 1996, 1995, 1994, and 1993, and by other auditors for prior periods, whose reports thereon are unqualified. The audited financial statements of the Fund and the auditor's report thereon are contained in the Fund's 1997 Annual Report, which may be obtained from the Fund upon request at no cost. The Annual Report also includes information about the Fund's investment performance.

                                                                     Year Ended December 31,                            Period Ended
                                          ----------------------------------------------------------------------------  December 31,
                                              1997         1996         1995         1994         1993         1992       1991 (A)
                                          ------------  -----------  -----------  -----------  -----------  ----------  ------------
Net asset value, beginning
 of period                                $      20.11  $     16.47  $     12.24  $     11.45  $     11.67  $    10.98  $    10.00
Income from operations:
 Net investment income                             .01          .01          .04          .10          .10         .11         .02
 Net realized and unrealized
   gain (loss) on investments                     6.00         4.48         4.52          .79         (.11)        .71         .98
                                          ------------  -----------  -----------  -----------  -----------  ----------  ----------
     Total from operations                        6.01         4.49         4.56          .89         (.01)        .82        1.00

Less distributions:
 Dividend from net investment
  income                                          (.01)        (.01)        (.04)        (.10)        (.09)       (.11)       (.02)
 Distribution of net realized
  gain                                            (.13)        (.84)        (.29)           -         (.12)       (.02)          -
                                          ------------  -----------  -----------  -----------  -----------  ----------  ----------
     Total distributions                          (.14)        (.85)        (.33)        (.10)        (.21)       (.13)       (.02)

Net asset value, end of period            $      25.98  $     20.11  $     16.47  $     12.24  $     11.45  $    11.67  $    10.98
                                          ============  ===========  ===========  ===========  ===========  ==========  ==========
     Total return                                29.92%       27.65%       37.05%        7.77%        (.08)       7.44%       9.94%
                                          ============  ===========  ===========  ===========  ===========  ==========  ==========

Ratios/Supplemental Data:
 Net assets, end of period                $288,249,294  $29,623,497  $15,988,267  $11,573,197  $10,934,293  $5,013,407  $1,369,899
 Expenses to average
  net assets (B)                                  1.11%       1.25%         1.22%        1.25%        1.25%       1.25%       1.25%*
 Net investment income to
  average net assets (C)                          1.24%       1.30%         1.50%        2.07%        2.28%       2.28%       4.51%*
 Portfolio turnover rate                          4.71%      12.29%        26.65%       16.00%        8.00%      16.00%       0.00%
 Average commission rate(D)               $      0.027  $   0.0487

      * Annualized
     (A) From the date of commencement of operations (December 6, 1991).
     (B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.30%, 1.30%, 1.33%, 3.16%, and 2.07% for the years ended December 31,
         1996, 1994, 1993, 1992 and the period ended December 31, 1991.
     (C) Computed giving effect to investment adviser's expense limitation undertaking for periods prior to 1997.
     (D) This disclosure was not required for years prior to 1996.

Investment Objective
--------------------

     The Fund invests with the objective of long-term capital growth resulting to a considerable extent from the international activities of its portfolio companies. The Fund's investment objective is a fundamental policy that may not be changed without shareholder approval. The Fund acquires common stocks of United States enterprises that have substantial international activities, and common stocks of foreign enterprises that are traded publicly in United States securities markets.

Additional information appears under "Investment Methods".

Investment Methods
-------------------

     United States international companies. The Fund invests at least 70% of its common stock assets (valued at the time of each investment) in stocks of United States-domiciled companies, each of which satisfies at least one of the alternative criteria in either of clauses (a) or (b) below, measured according to the most recent annual data published by the company and then available to the investment adviser:

     (a) at least 35% of its aggregate reported sales (including United States exports) and other revenues, or of its reported "operating" earnings (however labeled by the company), were classified by the company as "foreign", "international" or "outside of the United States", or

     (b) at least 25% of any one of its aggregate reported revenues, operating earnings, or identifiable assets were classified as foreign, and had doubled in amount over the past five years, and the Fund's investment adviser believes that prospects are excellent for a continuing large increase over the company's next five fiscal years.

The Fund expects that all of its United States portfolio companies will be required to publish the annual geographic segment data needed for the above measurements, pursuant to and in the manner prescribed by rules of the Securities and Exchange Commission, and the Fund will rely entirely upon those published data in its measurements.

     Foreign companies. The Fund may invest a maximum of 30% of its common stock assets (valued at the time of each investment), in common stocks of foreign-domiciled companies that are traded, either directly or in the form of American Depositary Receipts (ADRs), on a United States stock exchange or in the Nasdaq National Market. ADRs evidence the beneficial ownership of common stocks of foreign-domiciled companies held in trust by United States fiduciaries.

     General. In this prospectus, "companies" refers to business enterprises in general, and in the case of foreign enterprises "common stock" refers to residual equity interests that are similar in nature generally to common stocks of United States corporations.

     The Fund seeks to purchase the shares of companies that it regards as having excellent prospects for capital appreciation (measured on an overall basis by such considerations as earnings growth over extended periods of time, long-term dividend growth, above-average profitability created through operating efficiency rather than financial leverage, and cash flows that appear to confirm the sustainability of growth) at a price, relative to the market as a whole, that does not fully reflect the superiority of a particular company. The Fund is not designed for investors seeking income rather than capital appreciation. Investments are not limited by ratings or other external criteria of quality, and investments may vary in quality measured by such criteria, and may include speculative securities. Once purchased, the shares of such companies are ordinarily retained so long as the investment adviser believes that the prospects for appreciation continue to be favorable and that the securities are not overvalued in the marketplace. Accordingly, it is expected that the Fund's annual portfolio turnover rate will be less than that of most mutual funds that invest primarily in common stocks.

     Under normal market conditions, substantially all of the Fund's assets are invested in common stocks, other than cash and cash equivalents anticipated to be needed for payment of the Fund's obligations. However, if a temporary defensive position should be considered by the investment adviser to be advisable in view of market conditions, the Fund may hold cash and may invest up to 100% of its assets in United States government, agency and instrumentality obligations, and in other domestic debt rated in one of the two highest grades by one or more of the nationally recognized statistical ratings organizations or, if unrated, believed by the investment adviser to be comparable in quality, are readily salable, and mature or are redeemable by the Fund not more than one year from the time of investment.

Risk Factors
------------

     Investment in foreign business interests (either in United States enterprises with substantial international activities, or in shares, or ADRs for shares, of foreign companies), may be riskier in some ways than domestic investment because of possibilities of: foreign controls over currency exchange; restrictions on monetary repatriation; oppressive regulation; differing tax systems among countries, with differing consequences to portfolio companies; heavy or confiscatory taxation; less liquidity and more price volatility of some foreign securities and ADRs; less governmental supervision of issuers of securities; limited publicly available corporate information; varying accounting, auditing and financial reporting standards and financial statements among countries; difficulties in obtaining legal recourse and enforcing judgments abroad; nationalization or expropriation of assets; and political, economic or social instability. Also, risk may be increased to the extent of commitments by portfolio companies in developing countries, contrasted with developed countries.

     The Fund is not intended to present a balanced investment program. It is not intended to be a vehicle for short-term trading, but is intended for investment for the long-term. The securities in which the Fund invests are subject to the risks inherent in the respective portfolio companies and to market fluctuations, and there can be no assurance that the Fund will achieve its investment objective.

Investment Restrictions
-----------------------

 The Fund will not:

     1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets (valued at such time) in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

     2. Acquire securities of any one issuer that at time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

     4. Invest more than 5% of its assets (valued at time of investment) in securities that are not readily marketable.

These restrictions cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" as defined in the Investment Company Act. All of the Fund's investment restrictions are set forth in the Additional Information Statement.

Purchasing Shares (see New Account Purchase Application accompanying this
-----------------
prospectus)

     Shares of the Fund are purchased at the net asset value per share next determined after receipt of the purchase order, as described under "Determination of Net Asset Value." There are no sales commissions or underwriting discounts. The minimum initial investment is $5,000, except for Individual Retirement Accounts (IRAs) where the minimum is $1,000. Minimum subsequent investments in all cases are $1,000, excluding reinvestments of dividends and capital gains distributions.

     To make an initial purchase of shares, complete and sign the New Account Purchase Application and mail it, together with a check for the total purchase price, to Papp America-Abroad Fund, Inc., Post Office Box 15508, Phoenix, AZ 85060. The purchase price is the net asset value per share as described under "Determination of Net Asset Value".

     Each investment in shares of the Fund, including dividends and capital gains distributions reinvested in Fund shares, is acknowledged by a statement showing the number of shares purchased, the net asset value at which the shares are purchased, and the new balance of Fund shares owned. The Fund does not issue stock certificates for the shares purchased. All full and fractional shares will be carried on the books of the Fund without the issuance of certificates.

     Shares may be purchased or redeemed directly through the Fund or through an investment dealer, bank or other institution. The Fund may enter into an arrangement with such an institution allowing the institution to process purchase orders or redemption requests for its customers with the Fund on an expedited basis, including requesting share redemptions by telephone. Although these arrangements might permit one to effect a purchase or redemption of Fund shares through the institution more quickly than would otherwise be possible, the institution may impose charges for its services. Those charges could constitute a significant portion of a smaller account, and might not be in a shareholder's best interest. Shares of the Fund may be purchased or redeemed directly from the Fund without imposition of any charges other than those described in the prospectus. Some financial institutions that maintain nominee accounts with the Fund for their clients for whom they hold Fund shares charge an annual fee of up to 0.35% of the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. Such fees are paid by the Adviser.

     The Fund reserves the right not to accept purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders.

Redeeming Shares
----------------

     The Fund will redeem all or any part of shares owned upon written request delivered to the Fund at Post Office Box 15508, Phoenix, AZ 85060. The redemption request must:

     (1) specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed; and

     (2) be signed by all owners exactly as their names appear on the account.

     In the case of shares registered in the name of a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act must be furnished. In the case of a trust or a partnership, the signature must include the name of the registered shareholder and the title of the person signing on its behalf. Under certain circumstances, before the shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

     Signature Guarantee Requirements

     Under ordinary circumstances, a signature guarantee will not be required. However, a signature guarantee is necessary under the following circumstances:

     (1) the redemption request exceeds $25,000;

     (2) the proceeds of the redemption are requested to be sent to a person other then the registered holder(s) of the shares to be redeemed;

     (3) the proceeds of the redemption are to be mailed to an address other than the address of record; or

     (4) a change of address request has been received by the Fund or the Transfer Agent within the last 20 business days.

     In such cases, each signature on any redemption request must be guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. A notary public is not an eligible guarantor.

     Redemption Price

     The redemption price per share is the net asset value determined as described under "Determination of Net Asset Value." There is no redemption charge. The redemption value of the shares may be more or less than the cost, depending upon the value of the Fund's portfolio securities at the time of redemption. If the net asset value of the shares in an account is less than $1,000 as a result of previous redemptions and not market price declines, the Fund may notify the registered holder that unless the account value is increased to at least the minimum within 60 days the Fund will redeem all shares in the account and pay the redemption price to the registered holder.

     Payment for shares redeemed is made within seven days after receipt by the Fund of a request for redemption in good order. However, if shares are redeemed immediately after they are purchased, the Fund may delay paying the redemption proceeds only until the shareholder's check for the purchase price has been cleared, which may take up to 15 days. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that Exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Determination of Net Asset Value
--------------------------------

     For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are also valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

     The net asset value of a share of the Fund is determined as of the close of regular session trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value of the Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent.

Management of the Fund
----------------------

     The board of directors has overall responsibility for the conduct of the Fund's affairs. The directors of the Fund, including those directors who are also officers, and their principal business activities during the past five years, are:

     L. Roy Papp, Chairman and director. Age 71
     Partner, L. Roy Papp & Associates (investment manager).

     Harry A. Papp, CFA, President and director. Age 43
     Partner, L. Roy Papp & Associates.

     Robert L. Mueller, Vice President, Secretary and director. Age 70 Partner, L. Roy Papp & Associates.

     Rosellen C. Papp, CFA, Vice President, Treasurer and director. Age 43 Partner, L. Roy Papp & Associates.

     Bruce C. Williams, CFA, Vice President and director. Age 44
     Partner, L. Roy Papp & Associates.

     James K. Ballinger, director. Age 48
     The Director of the Phoenix Art Museum.

     Amy S. Clague, director. Age 65
     Partner, Boyd and Clague (bookkeeping services for small companies).

     Each of the following is an "interested person" of the Fund (as defined in the Investment Company Act): L. Roy Papp as an officer of the Fund and a partner of its investment adviser, L. Roy Papp & Associates; Harry A. Papp and Rosellen
C. Papp, as officers of the Fund, partners of the investment adviser and as the son and daughter-in-law, respectively, of L. Roy Papp; Robert L. Mueller and Bruce C. Williams as partners of the investment adviser and as officers of the Fund. All but Mrs. Clague and Mr. Ballinger are also personnel of the investment adviser.

     The address of the Fund, L. Roy Papp & Associates, and Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller, Bruce C. Williams, and Ms. Rosellen C. Papp, is 4400 North 32nd Street - Suite 280, Phoenix, Arizona 85018; the address of Mr. Ballinger is 1625 North Central Avenue, Phoenix, Arizona 85004; and the address of Mrs. Clague is 326 East Kaler Drive, Phoenix, Arizona 85020.

     L. Roy Papp, Harry A. Papp, and Robert L. Mueller are the members of the executive committee, which has authority during intervals between meetings of the board of directors to exercise the powers of the Board, with certain exceptions. Directors not affiliated with the investment adviser and not officers of the Fund receive from the Fund an attendance fee of $1,000 for each meeting of the board of directors attended.

     The following are Vice Presidents of the Fund: George D. Clark, Jr., Jeffrey N. Edwards, Robert L. Hawley and Victoria S. Cavallero. Julie A. Hein is Vice President and Assistant Treasurer of the Fund. Mr. Clark has been a partner or associate of L. Roy Papp & Associates since 1987. Mr. Edwards has been a partner or associate of L. Roy Papp & Associates since 1987. Ms. Cavallero has been a partner or associate of L. Roy Papp & Associates since 1987. Mr. Hawley has been a partner or associate of L. Roy Papp & Associates since 1993. Ms. Hein has been a partner or associate of L. Roy Papp & Associates since 1989.

Investment Advisory Agreement
-----------------------------

     L. Roy Papp & Associates serves as investment adviser to the Fund. L. Roy Papp and Rosellen C. Papp, partners of that firm, manage the portfolio of the Fund. Except for two years when he was United States director of, and ambassador to, the Asian Development Bank, Manila, Philippines, Mr. Papp has been in the money management field since 1955. He has been either sole proprietor of or a partner of L. Roy Papp & Associates since 1978. Rosellen C. Papp has been the Director of Research of L. Roy Papp & Associates since 1981.

     The firm of L. Roy Papp & Associates is also investment adviser to individuals, trusts, retirement plans, endowments, and foundations. Assets under management exceed $1.1 billion. The firm also acts as investment adviser to The
L. Roy Papp Stock Fund, Inc. which commenced operations in 1989 and whose assets approximate $90 million, Papp America-Pacific Rim Fund, Inc. which commenced operations in 1997 and whose assets approximate $15 million, and Papp Focus Fund, Inc. which commenced operations in 1998 and whose assets approximate $1.5 million.

     Subject to the overall authority of the Fund's board of directors, the adviser furnishes continuous investment supervision and management to the Fund under an investment advisory agreement.

     The investment adviser receives from the Fund, as compensation for its services, a fee, accrued daily and payable monthly, at an annual rate of 1% of the Fund's net assets. On days for which the values of the Fund's net assets are not determined, the fee is accrued on the most recently determined net assets adjusted for subsequent daily income and expense accruals. The adviser has obligated itself to reimburse the Fund to the extent the Fund's total annual expenses, excluding taxes, interest and extraordinary litigation expenses, during any of its fiscal years, exceed 1.25% of its average daily net asset value in such year.

     Under the agreement, the investment adviser furnishes at its own expense office space to the Fund and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The investment adviser also pays all expenses of marketing shares of the Fund, all expenses in determination of daily price computations, placement of securities orders and related bookkeeping.

     The Fund pays all expenses incident to its operations and business not specifically assumed by the investment adviser, including expenses relating to custodial, legal, and auditing charges; printing and mailing reports and prospectuses to existing shareholders; taxes and corporate fees; maintaining registration of the Fund under the Investment Company Act and registration of its shares under the Securities Act of 1933; and qualifying and maintaining qualification of its shares under the securities laws of certain states.

Distributions
-------------

     The Fund intends to distribute to shareholders substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities.

     Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Federal Income Tax
------------------

     The Fund intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. Dividends from investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

     Each shareholder is advised annually of the source or sources of distributions for federal income tax purposes. A shareholder who is not subject to federal income taxation will not be required to pay tax on distributions received.

     If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis. If shares are redeemed within six months, any loss on the sale of those shares would be long-term capital loss to the extent of any distributions of long-term capital gains that the shareholder has received on those shares.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% ("backup withholding") from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income. These certifications are contained in the New Account Purchase Application which should be completed and returned to the Fund when the initial investment is made.

Other Information
-----------------

     The Fund was incorporated in Maryland on August 15, 1991, and commenced operations as an open-end diversified management investment company on December 6, 1991. Each share of capital stock, $.01 par value, is entitled to share pro rata in any dividends and other distributions on shares declared by the board of directors, to one vote per share in elections of directors and other matters presented to shareholders, and to equal rights per share in the event of liquidation.

     The Fund issues annual reports to shareholders containing financial statements audited by its independent auditors, Arthur Andersen LLP. The Fund also issues interim quarterly reports containing lists of securities owned by the Fund.

     The Fund may provide information about its total return and average annual total return in letters to shareholders or in sales materials. Total return is the percentage change in value during the period of an investment in the Fund, including the value of shares acquired through reinvestment of all dividend and capital gains distributions. Average annual total return is the average annual compounded rate of change in value represented by the total return for the period. Performance quotations for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. The Fund's performance may also be compared to various indices. See the Statement of Additional Information for a more complete explanation.

     All performance data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

     According to the law of Maryland, under which the Fund is incorporated, and the Fund's bylaws, the Fund is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act. Inquiries regarding the Fund should be directed to the Fund at its address or telephone number shown on the front cover.

     The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares, and in connection with such meeting will comply with the provisions of section 16(c) of the Investment Company Act concerning assistance with a record shareholder communication asking other record shareholders to join in that request.

                        PAPP AMERICA-ABROAD FUND, INC.

                      Statement of Additional Information
                      -----------------------------------

                                April 30, 1998

                      4400 North 32nd Street - Suite #280
                            Phoenix, Arizona  85018
                             Phone (602) 956-1115
                                (800) 421-4004

                          ________________________________

                               Table of Contents


          Additional Information................  1
          Investment Policies and Restrictions..  2
          Investment Adviser....................  3
          Directors and Officers................  4
          Performance Information...............  4
          Purchasing and Redeeming Shares.......  5
          Additional Tax Information............  5
          Portfolio Transactions................  5
          Custodian.............................  7
          Transfer Agent........................  7
          Certain Shareholders..................  7

                        _______________________________

Additional Information
----------------------

     This Statement of Additional Information is not a prospectus, but provides information that should be read in conjunction with the Fund's prospectus dated April 30, 1998 and any supplement thereto.

     The prospectus may be obtained from the Fund at no charge by writing or telephoning the Fund at its address or telephone number shown above.

     The 1997 annual report of the Fund, a copy of which accompanies this Statement of Additional Information, contains financial statements, notes thereto, and reports of independent auditors, all of which (but no other part of the annual report) are incorporated herein by reference.

Investment Policies and Restrictions
------------------------------------

     The Fund's investment objective is stated in the prospectus on the front cover and under "Investment Objective". The manner in which the Fund pursues its investment objective is discussed in the prospectus under the captions "Investment Methods" and "Risk Factors". The investment restrictions are set forth in full immediately below.

     The Fund will not:

          1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets (valued at such time) in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

          2.  Acquire securities of any one issuer that at time of investment
          (a) represent more than 10% of the voting securities of the issuer or
          (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

          3. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

          4. Invest more than 5% of its assets (valued at time of investment) in securities that are not readily marketable;

          5. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

          6.  Invest in repurchase agreements or reverse repurchase agreements;

          7. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization [in addition to this investment restriction, the Investment Company Act of 1940 provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund];

          8. Purchase or retain securities of a company if all of the directors and officers of the Fund and of its investment adviser who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

          9. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing (the Fund will not purchase additional securities when its borrowings exceed 5% of the value of its assets);

          10. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 15% of its assets at cost;

          11. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that Act with respect to such resale;

          12. Purchase or sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

          13.  Purchase or sell commodities, commodity contracts or options;

          14.  Make margin purchases or short sales of securities;

          15. Invest in companies for the purpose of management or the exercise of control;

          16. Make loans (but this restriction shall not prevent the Fund from investing in debt securities, subject to the 5% limitation stated in restriction 4 above);

          17.  Invest in or write puts, calls, straddles or spreads;

          18. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

          19. Invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges.

All 19 restrictions listed above are fundamental policies, and may be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

Investment Adviser
------------------

     Information on the Fund's investment adviser, L. Roy Papp & Associates, is set forth in the prospectus under "Management of the Fund" and "Investment Advisory Agreement", and is incorporated herein by reference. During the fiscal periods ended December 31, 1997, 1996, and 1995 the Fund paid management fees of $1,599,574, $211,223, and $137,892, respectively.

During 1996, the Adviser reimbursed the Fund for expenses in excess of the applicable expense limitation in the following amount: $10,602.

Directors and Officers
----------------------

     Information about the directors and officers of the Fund and their principal business activities during the past five years is set forth in the prospectus under "Management of the Fund", and is incorporated herein by reference.

     All of the directors, except James K. Ballinger and Amy S. Clague, are partners of L. Roy Papp & Associates, the Fund's investment adviser, and serve without any compensation from the Fund. The following table sets forth compensation paid by the Fund to Mr. Ballinger and Mrs. Clague during the fiscal year ended December 31, 1997. The Fund has no pension or retirement plan.

                                                   Total Compensation from Fund,
                                Aggregate           The L. Roy Papp Stock Fund,
                              Compensation         and Papp America-Pacific Rim
Name of Director              From the Fund           Fund Paid to Directors
----------------              -------------        -----------------------------
James K. Ballinger               $2,550                       $6,150
Amy S. Clague                    $2,550                       $6,150

Performance Information
-----------------------

     From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

          Average Annual Total Return is computed as follows:
                ERV = P(1 + T)/n/
                                                                 -
          Where: P = the amount of an assumed initial investment in Fund shares T = average annual total return n = number of years from initial investment to the end of the period
                ERV = ending redeemable value of shares held at the end of the period

Applying the above method of computation to the operations of the Fund for the one year and the five years ended December 31, 1997 and from December 6, 1991 (the commencement of the Fund's operations) through December 31, 1997, the Average Annual Total Return would be 29.9%, 19.6%, and 19.1%, respectively. Total Return for the same periods was 29.9%, 144.9%, and 189.2%, respectively.

     The Fund imposes no sales charge and pays no distribution expenses. Income taxes are not taken into account. The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking or rating determined by Lipper Analytical Services, Inc., Morningstar, Inc., or another service.

Purchasing and Redeeming Shares
-------------------------------

     Purchases and redemptions are discussed in the Fund's prospectus under the headings "Purchasing Shares" and "Redeeming Shares". All of that information is incorporated herein by reference.

     The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading, which regularly is every day except Saturday and Sunday. However, that Exchange is also closed on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and if one of those holidays should fall on a Saturday or a Sunday, on the preceding Friday or the following Monday, respectively. Net asset value will not be computed on the days of observance of those holidays, unless, in the judgment of the board of directors, it should be determined on any such day, in which case the determination will be made as of 1:00 p.m., Phoenix time.

     The Fund has elected to be governed by rule 18f-1 under the Investment Company Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

     Redemptions will be made at net asset value. See "Determination of Net Asset Value" in the prospectus, which information is incorporated herein by reference.

Additional Tax Information
--------------------------

     See "Federal Income Tax" in the prospectus. All that information is incorporated herein by reference.

Portfolio Transactions
----------------------

     The Fund expects that its annual portfolio turnover rate will not exceed 25% under normal conditions, a turnover rate less than that of most mutual funds that invest primarily in common stocks. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

     The investment adviser places portfolio transactions of the Fund with those securities brokers and dealers that it believes will provide the best value in transaction and research services for the Fund, either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, some involve research services as well.

     In valuing brokerage services, the investment adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission considered alone) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, the investment adviser makes a judgment of the usefulness of research and other information provided by a broker to the investment adviser in managing the Fund's investment portfolio. The information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker. The extent, if any, to which the obtaining of such information may reduce the expenses of the adviser in providing management services to the Fund is not determinable. In addition, it is understood by the Board of Directors that other clients of the investment adviser might also benefit from the information obtained for the Fund, in the same manner that the Fund might also benefit from information obtained by the investment adviser in performing services to others.

     The reasonableness of brokerage commissions paid by the Fund in relation to transaction and research services received is evaluated by the staff of the investment adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Fund's portfolio transactions are reviewed periodically by the Board of Directors.

     Transactions of the Fund in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     Subject to the overriding objective of seeking the best value in transaction and research services for the Fund, the adviser may select those brokers and dealers who have made recommendations resulting in sales of Fund shares.

     Although investment decisions for the Fund are made independently from those for other investment advisory clients of L. Roy Papp & Associates, it may develop that the same investment decision is made for both the Fund and one or more other advisory clients. If both the Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

     During the year ended December 31, 1997, brokerage commissions paid by the Fund totaled $117,210 on portfolio transactions aggregating $253,804,169. All commissions were paid to discount brokers.

Custodian
---------

     Founders Bank of Arizona, 7335 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, is the custodian for the Fund. It is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons of the Fund. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. The Fund has authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Fund may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Transfer Agent
--------------

     L. Roy Papp & Associates, the investment adviser to the Fund, also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund. Under the agreement, L. Roy Papp & Associates is responsible for administering and performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions, for performing shareholder account administration agent functions in connection with the issuance, transfer and redemption of the Fund's shares, and maintaining necessary records in accordance with applicable laws, rules and regulations.

     For its services L. Roy Papp & Associates receives from the Fund a monthly fee of $.75 for each shareholder account of the Fund, $.50 for each dividend paid on a shareholder account, and $1.00 for each purchase (other than by reinvestment, transfer or redemption) of shares of the Fund. The Board of Directors of the Fund has determined the charges by L. Roy Papp & Associates to the Fund are comparable to the charges of others performing similar services.

Certain Shareholders
--------------------

     At April 1, 1998, no person was known to the Fund to own of record and beneficially in excess of 5% of the outstanding shares of capital stock of the Fund. The following institutions owned of record in excess of 5% of the outstanding shares of capital stock of the Fund as nominees for their clients and without power to vote or dispose of the shares: Charles Schwab & Co., Inc., 6,597,251 shares or 52.4% and National Financial Services Corp., 2,001,048 shares or 15.9%. At that date, 75,278 shares, or 0.6% of the outstanding shares, were owned by the directors and officers of the Fund as a group.

                                     Part C
                                     ------

                               Other Information
                               -----------------



Item 24.  Financial Statements and Exhibits
          ---------------------------------

(a)  Financial Statements:
     --------------------

     (1) Financial statements included in Part B of this amendment (incorporated by reference to 1997 annual report of registrant).

          Schedule of portfolio investments - December 31, 1997

          Report of independent auditors

          Statements of assets and liabilities - December 31, 1997 and 1996

          Statements of operations - years ended December 31, 1997 and 1996

          Statements of changes in net assets - years ended December 31, 1997 and 1996

          Notes to financial statements

     (2)  Financial statements included in Part C of this amendment:

          None

Note:  The following schedules have been omitted for the following reasons:

          Schedule I - The required information is presented in the statement of investments at December 31, 1997.

          Schedules II, III, IV, and V - The required information is not present.

(b)  Exhibits

          1.  Articles of Incorporation*
          1.1 Amendment to Articles of Incorporation*
          2.  Bylaws*
          3.  None

          4.  Form of stock certificate*
          5.  Investment Advisory Agreement*
          6.  None
          7.  None
          8.  Custodian Agreement*
          9.  Transfer Agency Agreement*
         10.  Opinion of Bell, Boyd & Lloyd*
         10.1 Consent of Bell, Boyd & Lloyd
         11.  Consent of independent auditors dated April 27, 1998
         12.  None
         13.  Initial Subscription Agreement*
         13.1 New Account Purchase Application
         14.  None
         15.  None
         16.  Schedule of Computation of Performance Quotations
         17.  Financial Data Schedule
         18.  Not Applicable

* Incorporated by reference to Amendment No. 8 to Registration Statement, effective April 30, 1996.

Item 25.  Persons Controlled By or Under Common Control with Registrant
-------   -------------------------------------------------------------

     The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the captions "Management of the Fund" and "Investment Advisory Agreement" and in the Statement of Additional Information under the captions "Directors and Officers" and "Investment Adviser" is incorporated by reference.

Item 26.  Number of Holders of Securities
-------   -------------------------------

                                         Number of Record Holders
       Title of Class                        At April 1, 1998
       --------------                    ------------------------
Capital Stock $.01 par value                      4,047

Item 27.  Indemnification
-------   ---------------

     Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances.

     Section 17(h) of the Investment Company Act provides that neither the articles of incorporation of the registrant, nor any other instrument pursuant to which the registrant is organized or administered, shall contain any provision that protects or purports to protect any director or officer of the registrant against any liability to the registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Section 9.01 of Article IX of the bylaws of the registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     In the absence of a final decision on the merits by a court or other body before which a proceeding was brought that a person to be indemnified (indemnitee) was not liable by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the registrant will not indemnify any person unless a determination that the indemnitee was not so liable shall have been made on behalf of the registrant by (a) vote of a majority of directors who are neither "interested persons" of the registrant as defined in section 2(a)(19) of the Act nor parties to the proceeding (disinterested, non-party directors), or (b) an independent legal counsel in a written opinion. The registrant will not advance attorneys' fees or other expenses incurred by an indemnitee in connection with a proceeding unless the registrant receives an undertaking by or on behalf of the indemnitee to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the indemnitee shall provide a security for his undertaking, or (b) a majority of the disinterested, non-party directors of the registrant, or an independent legal counsel in a written option, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser
-------   ----------------------------------------------------

     The information in the prospectus under the captions "Management of the Fund" and "Investment Advisory Agreement" is incorporated by reference. Neither
L. Roy Papp & Associates nor any of its partners has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its, his or her own account or in the capacity of director, officer, employee, partner or trustee.

Item 29.  Principal Underwriters
-------   ----------------------
          None

Item 30.  Location of Accounts and Records
-------   --------------------------------
          Rosellen C. Papp, Treasurer
          Papp America-Abroad Fund, Inc.
          4400 North 32nd Street, Suite 280
          Phoenix, AZ 85018

Item 31.  Management Services
-------   -------------------
          None

Item 32.  Undertakings
-------   ------------
          a)  Not applicable
          b)  Not applicable
          c) Registrant undertakes to deliver to each person to whom a prospectus is delivered, upon request and without charge, a copy of Registrant's Annual Report to Shareholders.

     The registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested to do so by the record holders of at least 10% of the registrant's outstanding common shares, and in connection with such meeting to comply with provisions of section 16(c) of the Investment Company Act of 1940.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, and the State of Arizona on April 27, 1998.

                                       Papp America-Abroad Fund, Inc.


                                       By:  /s/ L. Roy Papp
                                          ---------------------------
                                          L. Roy Papp, Chairman

          Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature             Title                                   Date
         ---------             -----                                   ----

   /s/ L. Roy Papp             Director and Chairman           )
---------------------------    (principal executive and        )
L. Roy Papp                    financial officer)              )
                                                               )
                                                               )
   /s/ Harry A. Papp           Director and President          )
---------------------------                                    )
Harry A. Papp                                                  )
                                                               )
                                                               )
   /s/ Robert L. Mueller       Director, Vice President        )
---------------------------    and Secretary                   )
Robert L. Mueller                                              )
                                                               )
                                                               )
   /s/ Bruce C. Williams       Director and Vice President     )
---------------------------                                    )
Bruce C. Williams                                              )  April 27, 1998
                                                               )
                                                               )
   /s/ Rosellen C. Papp        Director, Vice President and    )
---------------------------    Treasurer (principal accounting )
Rosellen C. Papp               officer)                        )
                                                               )
                                                               )
   /s/ James K. Ballinger      Director                        )
---------------------------                                    )
James K. Ballinger                                             )
                                                               )
                                                               )
   /s/ Amy S. Clague           Director                        )
---------------------------                                    )
Amy S. Clague                                                  )

                              INDEX FOR EXHIBITS
                           FILED WITH THIS AMENDMENT


EXHIBIT NO.        DESCRIPTION
-----------        -----------
   10.1            Consent of Bell, Boyd & Lloyd
   11.             Consent of independent auditors dated April 27, 1998
   13.1            New Account Purchase Application
   16.             Schedule of Computation of Performance Quotations
   17.             Financial Data Schedule